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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 22, 2000


                     HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
             (Exact name of registrant as specified in its charter)



            Nevada                   333-37550                36-4396302
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)


          4150 Technology Way
          Carson City, Nevada                                     89706
          (Address of principal executive offices)             (Zip Code)

                                   (702) 885-1200
              (Registrant's telephone number, including area code)


                                   Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.       OTHER EVENTS

         In connection with the issuance by Harley-Davidson Motorcycle Trust 2000-3 (the "Trust") of Motorcycle Contract Backed Notes pursuant to the Prospectus dated November 15, 2000 and the Prospectus Supplement dated
November 15, 2000 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), Harley-Davidson Customer Funding Corp. is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements:  None.

(b)  Pro Forma Financial Information:  None.

(c)  Exhibits:

--------------------------------------------------------------------------------
     EXHIBIT NO.                           DOCUMENT
     -----------                           --------
--------------------------------------------------------------------------------
          4.1 Conformed copy of the Trust Agreement dated as of November 1, 2000 between Harley-Davidson Customer Funding Corp. ("CFC") and Wilmington Trust Company (the "Owner Trustee")
--------------------------------------------------------------------------------
          4.2           Conformed copy of the Indenture dated as of November
                        1, 2000 between the Trust and Bank One, National Association (the "Indenture Trustee")
--------------------------------------------------------------------------------
         10.1 Conformed copy of the Transfer and Sale Agreement dated as of November 1, 2000 by and between Harley-Davidson Credit Corp.
                        ("HDCC") and CFC
--------------------------------------------------------------------------------
         10.2 Conformed copy of the Sale and Servicing Agreement dated as of November 1, 2000 by and among the Trust, CFC, HDCC and the Indenture Trustee
--------------------------------------------------------------------------------
         10.3 Conformed copy of the Administration Agreement dated as of November 1, 2000 by and among the Trust, HDCC, CFC and the Indenture Trustee
--------------------------------------------------------------------------------


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

                                       By: /s/ Perry A. Glassgow
                                          -------------------------------------
                                               Perry A. Glassgow
                                               Treasurer


November 22, 2000



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                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
     EXHIBIT NO.                              DOCUMENT
     -----------                              --------
--------------------------------------------------------------------------------
          4.1 Conformed copy of the Trust Agreement dated as of November 1, 2000 between Harley-Davidson Customer Funding Corp. ("CFC") and Wilmington Trust Company (the "Owner Trustee")
--------------------------------------------------------------------------------
          4.2           Conformed copy of the Indenture dated as of November
                        1, 2000 between the Trust and Bank One, National Association (the "Indenture Trustee")
--------------------------------------------------------------------------------
         10.1 Conformed copy of the Transfer and Sale Agreement dated as of November 1, 2000 by and between Harley-Davidson Credit Corp. ("HDCC") and CFC
--------------------------------------------------------------------------------
         10.2 Conformed copy of the Sale and Servicing Agreement dated as of November 1, 2000 by and among the Trust, CFC, HDCC and the Indenture Trustee
--------------------------------------------------------------------------------
         10.3 Conformed copy of the Administration Agreement dated as of November 1, 2000 by and among the Trust, HDCC, CFC and the Indenture Trustee
--------------------------------------------------------------------------------



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